Exhibit No. 32.1

Form 10-Q

SMSA El Paso 1 Acquisition Corp.

File No. 0-53132

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of SMSA El Paso 1 Acquisition Corp. (the “Company”) on Form 10-Q for the period ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Crimmins, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 28, 2008	By: /s/ Richard Crimmins
Richard Crimmins
Chief Executive Officer
and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to SMSA El Paso 1 Acquisition Corp. and will be retained by SMSA El Paso 1 Acquisition Corp. and furnished to the Securities and Exchange Commission or its staff upon request.